                                                                    EXHIBIT 10.1


                        AGREEMENT AND SECOND AMENDMENT TO
                                CREDIT AGREEMENT

         This Agreement and Second Amendment to Credit Agreement (this "Amendment") dated as of August 16, 2004 among the financial institutions (collectively, the "Banks") party to the Credit Agreement (as such term is hereinafter defined); INTEGRATED ELECTRICAL SERVICES, INC. (the "Borrower"), and BANK ONE, NA, with its main office in Chicago, Illinois, as administrative agent (in such capacity, the "Administrative Agent") for the Banks;

                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Banks and the Administrative Agent executed and delivered that certain Credit Agreement (as heretofore amended and supplemented, the "Credit Agreement") dated as of February 27, 2004;

         WHEREAS, the Borrower is in the process of preparing its financial statements and as a result cannot provide certain data to the Administrative Agent in a timely fashion; and

         WHEREAS, the Borrower, the Banks and the Administrative Agent now desire to amend the Credit Agreement to modify their agreements during the period that the Borrower cannot deliver such data to the Administrative Agent, and otherwise amend the Credit Agreement;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties hereby agree as follows:

Section 1. Section 1.1 of the Credit Agreement is hereby amended to add thereto the following definition, which shall read in its entirety as follows:

                  "Delivery Date" means the later of (a) the date the Administrative Agent receives the Borrower's Annual Report on Form 10-K for the fiscal year ending September 30, 2004 and Quarterly Report on Form 10-Q for the fiscal quarter ending June 30, 2004, in each case as filed with the Securities and Exchange Commission, together with restatements (if any) of financial statements for all prior dates and periods as may be included in either of such filings, or (b) the date the Administrative Agent receives the materials required by Section 5.2(a) with respect to the Borrower's fiscal year ending September 30, 2004.

Section 2. Each of the following definitions contained in Section 1.1 of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "Applicable Margin" means, with respect to interest rates and letter of credit fees and as of any date of its determination, an amount equal to the percentage amount set forth in the table below opposite the applicable Total Debt


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         to EBITDA ratio ("X" in the table below), measured as provided in
         Section 5.5(b)(ii), of the Borrower for the four fiscal quarters then most recently ended:

                                                           Applicable Margin
                         Total Debt                        LIBOR Tranches and          Applicable Margin
                         to EBITDA                        Letter of Credit Fee        Prime Rate Tranche
         -------------------------------------------      --------------------        ------------------
                        X less than or equal to 2.25              1.75%                        0%
         2.25 less than X less than or equal to 2.75              2.00%                        0%
         2.75 less than X less than or equal to 3.25              2.25%                        0%
         3.25 less than X less than or equal to 3.75              2.50%                      .25%
         3.75 less than X less than or equal to 4.25              2.75%                      .50%
         4.25 less than X                                         3.00%                      .75%


                  The foregoing ratio and resulting Applicable Margin shall be based upon Schedule C of the most recent Compliance Certificate delivered to the Administrative Agent pursuant to Section 5.2(a) or
         Section 5.2(b) (provided that for the period (x) from the date of this Agreement until August 16, 2004, the Total Debt to EBITDA ratio shall be deemed to be greater than 3.75 but less than 4.25, and the Applicable Margin shall be set accordingly, and (y) from August 16, 2004 until the Delivery Date, the Applicable Margin for LIBOR Tranches and the Letter of Credit Fee shall be 3.25% and the Applicable Margin for the Prime Rate Tranche shall be 1%).

                  Any adjustments to the Applicable Margin shall become effective on the 5th Business Day following the Administrative Agent's receipt of a Compliance Certificate; provided, however, that if any such Compliance Certificate is not delivered when required hereunder, the Applicable Margin shall be deemed to be the maximum percentage amount in each table until such Compliance Certificate is received by the Administrative Agent.

                  Upon any change in the Applicable Margin, the Administrative Agent shall promptly notify the Borrower and the Banks of the new Applicable Margin.

                  "Contract Status Report" means a report, in form and substance acceptable to the Administrative Agent, detailing the status of each contract of any Restricted Entity which contract has (a) a value equal to or greater than $7,500,000 or (b) both a value greater than $100,000 and a projected gross margin of less than 5%.

Section 3. Existing Section 2.2(c)(iii) of the Credit Agreement is hereby redesignated as Section 2.2(c)(iv) and there is hereby added to the Credit Agreement a new Section 2.2(c)(iii), which shall read in its entirety as follows:

                  (iii) Notwithstanding anything in the Credit Documents to the contrary, at no time shall the sum of (A) the Revolving Loan plus (B) the Letter of Credit Exposure (net of any cash collateral then held in the Letter of Credit Collateral Account) plus (C) the Term Loan plus
         (D) the Swing Line Loan be greater than the numerator of the ratio computed pursuant to Section 5.5(e), as reflected in the most recent information delivered to the Administrative Agent; and if such sum shall ever exceed such numerator, then the Borrower shall immediately prepay the Revolving Loan, the Term Loan and the Swing Line Loan in at least the amount of such excess (or, if the Revolving Loan, the Term Loan and the Swing Line Loan have been paid in full, the Borrower shall provide cash collateral to be held in the Letter of Credit Collateral Account in an amount at least equal to such excess).

Section 4. The first sentence of Section 2.3(g)(i) of the Credit Agreement is hereby amended to read in its entirety as follows:

         If the Borrower is required to deposit funds in the Letter of Credit Collateral Account pursuant to Section 2.2(c)(iii), 2.3(d) or 6.4, then the Borrower and the Administrative Agent shall establish the Letter of Credit Collateral Account, and the Borrower shall execute any documents and agreements, including the Administrative Agent's standard form assignment of deposit accounts, that the Administrative Agent reasonably requests in connection therewith to establish the Letter of Credit Collateral Account and grant the Administrative Agent a first priority security interest in such account and the funds therein.

Section 5. Pursuant to Section 5.2(m) of the Credit Agreement, the Administrative Agent hereby requests, and the Borrower agrees to deliver, the following information for each calendar month as soon as available, and in any event within 25 days after the end of each such month:

                  (a) A Contract Status Report;

                  (b) The aggregate consolidated cash balance of the Borrower and its Subsidiaries, together with a reconciliation to the prior month;

                  (c) The contract backlog of the Borrower and its Subsidiaries as of the end of such month, including the estimated gross margin percentage of such contracts; and

                  (d) An aging of all accounts receivable of the Borrower and its Subsidiaries, including detail as to the identities of the account debtor and the account obligee with respect to (1) each account receivable in excess of $5,000,000 and (2) each account obligee with aggregate accounts receivable in excess of $10,000,000;

provided that (x) the Borrower shall not be obligated to deliver such information pursuant to this request after the Delivery Date; (y) the Administrative Agent or the Majority Banks may request different or additional information at any time (before or after the Delivery Date) pursuant to Section 5.2(m) of the Credit Agreement, and (z) the Administrative Agent or the Majority Banks may request the same information after the Delivery Date.

         Section 6. Waiver, Suspension and Deferral of Certain Covenants.

                  (a) Notwithstanding the provisions of Section 5.2 of the Credit Agreement to the contrary, the Borrower shall furnish to the Administrative Agent as soon as possible, and in


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any event by December 15, 2004, the materials required by Section 5.2(a) of the
Credit Agreement with respect to the Borrower's fiscal year ending September 30, 2004.

                  (b) The Borrower has breached the Credit Agreement by failing to provide the materials required by Section 5.2(b) of the Credit Agreement for the fiscal quarter of the Borrower ending June 30, 2004; such breach is referred to herein as the "Specified Breach." The Administrative Agent and the Majority Banks hereby waive the Specified Breach; provided that this waiver shall terminate upon the earlier of December 15, 2004 or the date that the Borrower receives notice (a "Default Notice") from the Trustee (the "Trustee") with respect to the Senior Subordinated Notes, or from the holders of at least 25% in aggregate principal amount of the Senior Subordinated Notes, of a default in the performance, or breach, of any covenant or agreement of the Borrower under the Senior Subordinated Note Indenture. The Borrower agrees that it will promptly notify the Administrative Agent if the Borrower receives a Default Notice. The Administrative Agent, as representative of the holders of the "Designated Senior Indebtedness" (as such term is defined in the Senior Subordinated Note Indenture) reserves the right (and the Borrower agrees that the Administrative Agent has such right) to give a notice (a "Non-payment Default Notice") of a "Non-payment Default" (as such term is defined in the Senior Subordinated Note Indenture) with respect to the Specified Breach to the Trustee at any time after the earlier of the Borrower's receipt of a Default Notice or December 15, 2004, and the Majority Banks hereby direct the Administrative Agent to deliver a Non-payment Default Notice to the Trustee no later than 25 days after the date of any Default Notice, unless such Default Notice is withdrawn or such default or breach has been waived, in each case to the satisfaction of the Administrative Agent, before the expiration of such 25-day period.

                  (c) The obligations of the Borrower to provide the materials required by Section 5.2(f) of the Credit Agreement are hereby suspended until the Delivery Date.

                  (d) The obligations of the Borrower to comply with Section 5.5 of the Credit Agreement are hereby suspended until the Delivery Date; provided that after the Delivery Date, compliance with Section 5.5 of the Credit Agreement shall be measured by the financial information then available to the Administrative Agent (e.g., a breach of Section 5.5 would exist on and after the Delivery Date if the financial information then available to the Administrative Agent indicated that the Borrower had breach a provision of such Section as of September 30, 2004).

         Section 7. From the date hereof through the Delivery Date, Section 5.5(e) of the Credit Agreement is hereby to read in its entirety as follows:

                  (e) Asset Coverage Ratio. As of the last day of each calendar month, the Borrower shall not permit the ratio of (1) 60% (for the months of July through September, 2004) or 65% (for the months of October and November, 2004) of consolidated Unbonded Accounts Receivable to (2) the sum of (i) the Revolving Loan plus (ii) the Letter of Credit Exposure plus (iii) the Term Loan plus (iv) the Swing Line Loan to be less than 1.00 to 1. Compliance with this paragraph (e) shall be determined in a report, duly certified by a Responsible Officer of the Borrower and delivered no later than 25 days after the end of the relevant calendar month.

         Section 8. Section 5.9(a) is hereby amended to delete exception (ii) thereto until the Delivery Date; after the Delivery Date, Section 5.9(a)(ii) is hereby amended to read in its entirety as follows:

                  (ii) The Borrower or any Subsidiary of the Borrower may make any Acquisition (by purchase or merger) provided that (A) the Borrower or such Subsidiary of the Borrower is the acquiring or surviving entity, (B) the aggregate of all consideration (other than common stock of the Borrower) paid by the Restricted Entities in connection with all Acquisitions during any fiscal year does not exceed $25,000,000, (C) no Default has then occurred and is continuing; (D) assuming such Acquisition had been made on the last day of the immediately preceding fiscal quarter, (1) the Total Debt to EBITDA ratio, as measured in accordance with Section 5.5(b)(ii), would have been no greater than
         3.50 to 1 and (2) no Default (including but not limited to any Default under Section 5.5) would have occurred as of the last day of such quarter, and (E) the acquired assets are in substantially the same business as the Borrower.

         Section 9. Section 5.10 of the Credit Agreement is hereby amended to delete the proviso thereto until the Delivery Date.

         Section 10. Section 6.1(g) of the Credit Agreement is hereby amended to read in its entirety as follows:

                  (g) Material Agreement Default; Material Plan Event; Surety Bond Demand. (i) There shall occur any breach by any Restricted Entity of any contract or agreement which breach could reasonably be expected to cause a Material Adverse Change and such breach is not cured within the applicable grace period, if any; (ii) there shall occur or exist an event with respect to any Plan which could in the sole judgment of the Administrative Agent reasonably be expected to have a Material Adverse Change, or (iii) there shall occur any breach by any Restricted Entity of any contract or agreement with the issuer of a Surety Bond pursuant to which such Surety Bond was issued and such breach is not cured within the applicable grace period, if any;

         Section 11. Conditions. This Amendment shall not become effective until
(a) it has been executed and delivered by the Borrower and the Majority Banks;
(b) the Borrower shall have delivered to the Administrative Agent a certificate of the Secretary or an Assistant Secretary as to the resolutions of the Board of Directors of the Borrower authorizing the execution and delivery of this Amendment; (c) the Borrower shall have paid to the Administrative Agent, for the account of each Bank executing and delivering this Amendment before 5:00 p.m., Houston time, on September 3, 2004, an amendment fee at the rate (which shall be the same for all such Banks) heretofore established by the Administrative Agent and the Borrower, and (d) the Administrative Agent shall have received such other documents and instruments as it may reasonably request; provided, however, that if all of such conditions are not satisfied by 5:00 p.m., Houston time, on September 3, 2004, then this Amendment shall be of no force or effect.

         Section 12. Representations True; No Default. The Borrower represents and warrants that the representations and warranties contained in the Credit Documents are true and correct in all material respects on and as of the date hereof as though made on and as of such date. The Borrower hereby certifies that no event has occurred and is continuing which constitutes a Default or an Event of Default.

         Section 13. Ratification. Except as expressly amended hereby, the Loan Documents shall remain in full force and effect. The Credit Agreement, as hereby amended, and all rights and powers created thereby or thereunder and under the other Credit Documents are in all respects ratified and confirmed and remain in full force and effect.

         Section 14. Definitions and References. Any term used herein that is defined in the Credit Agreement shall have the meaning therein ascribed to it. The terms "Agreement" and "Credit Agreement" as used in the Credit Documents or any other instrument, document or writing furnished to the Administrative Agent or any Bank by the Borrower and referring to the Credit Agreement, shall mean the Credit Agreement as hereby amended.

         Section 15. Miscellaneous. This Amendment (a) shall be binding upon and inure to the benefit of the Borrower, the Banks, the Administrative Agent and their respective successors, assigns, receivers and trustees (but the Borrower shall not assign its rights hereunder without the express prior written consent of the Required Lenders); (b) may be modified or amended only by a writing signed by the party against whom the same is to be enforced; (c) may be executed in several counterparts, and by the parties hereto on separate counterparts, and each counterpart, when so executed and delivered, shall constitute an original agreement, and all such separate counterparts shall constitute but one and the same agreement, and (e) together with the other Credit Documents, embodies the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements, consents and understandings relating to such subject matter.

         THE CREDIT DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                       BORROWER:

                                       INTEGRATED ELECTRICAL SERVICES, INC.

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       BANKS:

                                       BANK ONE, NA

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       U.S. BANK NATIONAL ASSOCIATION

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       BANK OF SCOTLAND

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       LaSALLE BANK NATIONAL ASSOCIATION

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                       WELLS FARGO BANK, N.A.

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       SOUTHWEST BANK OF TEXAS, N.A.

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       FIRST AMERICAN BANK, SSB HOUSTON

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       ALLIED IRISH BANK, P.L.C.

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       AIB DEBT MANAGEMENT LIMITED

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       REGIONS BANK

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       FIRST BANK & TRUST

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                       HIBERNIA NATIONAL BANK

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       RZB FINANCE LLC

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------